N O V E M B E R 6 , 2 0 0 8 2 0 0 8 B A N C A N A L Y S T S A S S O C I A T I O N O F B O S T O N C O N F E R E N C E Charlie Scharf Chief Executive Officer, Retail Financial Services Exhibit 99.1

Agenda
Page
Washington Mutual update
Branch banking update
Home lending credit and performance
RFS financial results
1
1
3
14
22
The figures reflected in this presentation refer to heritage-
JPMorgan Chase figures only, except where specifically noted as being pro forma combined for the Washington Mutual transaction

YTD YTD
3Q07 3Q08
$O/(U)
Revenue $12,664 $14,592 $1,928
Credit Costs 1,559 5,502 3,943
Expense 7,360 8,012 652
Net Income $2,283 $626 ($1,657)
Retail Banking $1,684 $1,942 $258
Loan Portfolio/Other $246 ($1,803) ($2,049)
Mortgage $107 $251 $144
Auto Finance $246 $236 ($10)
Revenue growth of 15% driven by:
Regional Banking up 10%
Mortgage Production up 37%
Credit costs increased due to
home equity and prime and
subprime mortgage
Expense growth reflects:
Increased mortgage production
and servicing
Investment in retail
distribution network

YTD
3Q07
YTD
3Q08 $O/(U)
Net Charge-offs $805 $2,926 $2,121
Increase in Allowance 754 2,576 1,822
Total Provision $1,559 $5,502 $3,943
Financial results ($mm)
Credit costs ($mm)
Comments
Retail Financial Services results

Agenda Page Washington Mutual update Branch banking update Home lending credit and performance RFS financial results 3 1 3 14 22

HOME LENDING CREDIT AND PERFORMANCE

JPMorgan Chase & Co.

Credit performance
3Q07 4Q07 1Q08 2Q08 3Q08
Home Lending Portfolio
Average Outstandings ($B) $134.3 $144.5 $153.0 $156.4 $155.5
Net Charge-offs ($mm) $199 $336 $646 $807 $1,113
Net Charge-off Rate 0.59% 0.92% 1.70% 2.07% 2.85%
Allowance for Loan Losses ($mm) $1,304 $1,833 $3,619 $4,202 $4,896
Key credit statistics
1
Excludes loans held-for-sale

1

HOME LENDING CREDIT AND PERFORMANCE

JPMorgan Chase & Co.

Home Lending - Significant credit actions taken
* For Prime 1   Lien Products LTV>80%  covered by MI and will be underwritten by the MI Companies
Significant credit policy actions
Exited wholesale broker
Eliminated Stated Docs
Maximum CLTV range of 50-80%
Exited Investor and Second Homes and Florida Condo
Eliminated Tier 4 (~<670 FICO)
Home Equity
Exited wholesale broker
Eliminated Stated/Reduced Docs
Maximum CLTV of 55-85%*, implemented Declining Market
Policy
Exited Alt-A and Secure Flex Interest Only Affordability
Product
Exited Investor and Second Homes and Florida Condo
Retail-tighten cash out limits from $500K to $250K
Prime Mortgage –
Jumbo Non-
Agency
Full Documentation unless Streamlined Rate & Term
Refinance
Tighter underwriting standards for LTV >80%
*
Exited Florida Wholesale Investor, Second Homes, Condo
and 2-4 Units
Prime Mortgage –
Agency Loans
Raised FICO score cut off to 580
Seller funded down payment assistance program eliminated
Prime Mortgage –
FHA/VA Loans
Exited
Subprime
Mortgage
Eliminated 10K Brokers & 300 Correspondents
Other
Owner-occupied
Retail channel
Full Docs
Max CLTV =
80% (50% in
some)
FICO =
670
Owner-occupied
Primarily retail
Full Docs
Max CLTV =
85%
FICO =
660
Low DTI
Tighter than Agency
standards
Tighter than FHA/VA
policies
None
Reduced
Continued business

Portfolio
st

HOME LENDING CREDIT AND PERFORMANCE

JPMorgan Chase & Co.

Home Lending production by product ($B) and YoY % change
Home Lending production
Overall Chase production has declined 17% vs. estimated market decline of 56%   from 1Q07 to 3Q08
JPM increased 3Q08 market share to 13.6% and is the #3 originator
Conventional conforming and FHA production have increased to 90% of volume, while other products have decreased dramatically or been eliminated
Note: Includes Private Banking volume which is included in ranking disclosures
0
10
20
30
40
50
Conventional
Conforming
FHA/VA Prime Jumbo Alt A Subprime Home Equity
3Q07
4Q07
1Q08
2Q08 3Q08
(77%)
NM
(96%)
(72%)
255%
0%
1
Source: Inside Mortgage Finance as of October 31, 2008

1
1

HOME LENDING CREDIT AND PERFORMANCE

JPMorgan Chase & Co.

JPM 30-day delinquency trend
Comments on home equity portfolio
Home Equity
Note: CLTV = Combined-Loan-to-Value.  This metric represents how much equity the borrower has in the property
Key statistics
1.00%
1.50%
2.00%
2.50%
3.00%
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Jun-
08
Sep-
08
  3Q08  2Q08 3Q07
EOP owned portfolio ($B) $94.6 $95.1 $93.0
Net charge-offs ($mm) $663 $511 $150
Net charge-off rate 2.78% 2.16% 0.65%
Nonperforming loans ($mm) $1,142 $1,008 $556
Significant underwriting changes made over the past year include elimination of stated income loans and state/MSA based reductions in maximum CLTVs based on expected housing price trends.
Maximum CLTVs now range from 50% to 80%
New originations down significantly in 3Q08
High CLTVs continue to perform poorly, exacerbated by housing price declines in key geographies
Continued deterioration — quarterly losses could be as high as $725-$800mm over the next several quarters (net charge-offs of 3.25% to 3.50%)

HOME LENDING CREDIT AND PERFORMANCE

JPMorgan Chase & Co.

Subprime Mortgage
JPM 30-day delinquency trend
Comments on subprime mortgage portfolio
1
Excludes mortgage loans held in the Community Development loan portfolio
Key statistics
0%
5%
10%
15%
20%
25%
30%
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Jun-
08
Sep-
08
  3Q08  2Q08  3Q07
EOP owned portfolio ($B) $13.4 $14.8 $12.1
Net charge-offs ($mm) $273 $192 $40
Net charge-off rate 7.65% 4.98% 1.62%
Nonperforming loans ($mm) $2,384 $1,715 $790
Portfolio experiencing credit deterioration as a result of risk layering and housing price declines
Eliminated new production and portfolio is in run-off
Continued deterioration — quarterly losses could be as high as $375-$425mm in early 2009

1

HOME LENDING CREDIT AND PERFORMANCE

JPMorgan Chase & Co.

  3Q08  2Q08  3Q07
EOP balances in Corporate ($B) $42.0 $42.6  $32.8
EOP balances in RFS   ($B)
$4.9 $4.6 $2.8
Total EOP balances ($B) $46.9 $47.2 $35.6
Corporate net charge-offs ($mm) $130 $84 $4
RFS net charge-offs ($mm) $47 $20 $5
Total net charge-offs ($mm) $177 $104 $9
Net charge-off rate (%) 1.51% 0.91% 0.11%
Nonperforming loans ($mm) $1,496 $1,232 $282
Comments on prime mortgage portfolio
Note: CLTV = Combined-Loan-to-Value.  This metric represents how much equity the borrower has in the property
Key statistics JPM 30-day delinquency trend
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
4.50%
5.00%
5.50%
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Jun-
08
Sep-
08
CA/ FL exhibit the highest charge-off rates and account for 80% of 3Q08 losses while only 37% of the outstanding portfolio
The loss contribution is greatest from the 2006 and 2007 vintages
Recent underwriting changes for non-conforming loans include:
Eliminated stated income
Reduced allowable CLTVs (all markets); set even tighter CLTV limits in markets with declining HPAs
Exited broker business
Tightened underwriting standards even further for Florida
Quarterly losses could be as high as $300mm in early 2009 (net charge-offs of 2.25% to 2.50%)
1
Includes Construction Loans and Loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by US government agencies
Prime Mortgage

1

HOME LENDING CREDIT AND PERFORMANCE

JPMorgan Chase & Co.

Impact of housing
30+ Day Delinquency Rate
NCO Rate
Peak to
Current HPA
Sept ‘07 Sept ‘08 Sept ‘07 Sept ‘08
% YTD
Losses
Prime
AZ, CA, FL (33%) 2.0% 8.1% 0.1% 3.6% 81%
All Other (6%) 1.4% 2.7% 0.0% 0.5% 19%
Home Equity
AZ, CA, FL (33%) 1.6% 3.8% 1.3% 7.5% 62%
All Other (6%) 1.5% 2.0% 0.6% 1.5% 38%
HPA and credit statistics

HOME LENDING CREDIT AND PERFORMANCE

JPMorgan Chase & Co.

Emerging impact of unemployment
30+ Day Delinquency Rate
Sept ’08
Unemployment
Rate
Sept ’07 Sept ’08
% Sept ’08
Balances
% YTD
Losses
Prime
AZ, CA, FL 7.2% 2.0% 8.1% 40% 81%
IN, MI, OH 7.5% 2.4% 3.3% 4% 3%
All Other 5.9% 1.4% 2.6% 56% 16%
Home Equity
AZ, CA, FL 7.2% 1.6% 3.8% 27% 62%
IN, MI, OH 7.5% 2.7% 3.2% 12% 8%
All Other 5.9% 1.3% 1.9% 61% 30%
Unemployment and credit statistics

Foreclosure prevention efforts
Foreclosure Prevention Efforts¹
Number of phone calls 125.5mm
“Doors knocked” 205K
Borrowers reached
1
6.1mm
Total foreclosures prevented
2
250K
Foreclosure prevention – total owned and securitized portfolio
1
3Q08 YTD foreclosure prevention efforts and borrowers reached
2
Total foreclosures prevented since early 2007

HOME LENDING CREDIT AND PERFORMANCE

JPMorgan Chase & Co.

New actions to help families stay in their homes
Systematically review the entire mortgage portfolio to determine proactively which homeowners are most likely to require help – and try to provide it before they are unable to make payments
Proactively reach out to homeowners to offer pre-qualified modifications
Establish 24 new regional counseling centers to provide face-to-face help
Add 300 more loan counselors so that delinquent homeowners can work with the same counselor throughout the process.  Will add more counselors as needed
Create an independent process within Chase to review each mortgage before it is sent into foreclosure – to validate each borrower was offered appropriate modifications
Will not add any more Chase owned loans into the foreclosure process while implementing enhancements
Disclose and explain in plain and simple terms the refinancing or modification alternatives for each kind of loan, including using in-language communications
Expand the range of alternatives offered to modify pay-option ARMs
Offer discounts on or donate 500 homes to community groups or government programs
Use more flexible eligibility criteria and modification terms
Chase Foreclosure Prevention Program

Agenda Page Washington Mutual update Branch banking update Home lending credit and performance RFS financial results 14 1 3 14 22

3Q07 4Q07 1Q08 2Q08 3Q08 QoQ YoY
Retail Banking (Consumer
and Business)
$591 $561 $545 $674 $723 7% 22%
Loan Portfolio/Other 20 (190) (978) (320) (505) (58%) NM
Total $611 $371 ($433) $354 $218 (38%) (64%)
Net Income ($mm)
3Q08 Regional Banking key statistics
Branch Banking profitability and growth drivers
Deposits of $211.5 billion as of September 30, 2008, up from $206.7 billion as of September 30,
2007
11.7 million checking accounts, up 1.1 million or 10% from 3Q07
10,201 personal bankers, up 698 or 7% from 3Q07
3,179 branches, up from 3,096 in 3Q07
9,308 ATMs, up 365 or 4% from 3Q07

Branch Banking Priorities Managing margin through the cycle Continue to grow branch presence Growth in salesforce Growth in production and sales Washington Mutual integration 16

BRANCH BANKING UPDATE

Avg Balances ($B)
Spread (%)

JPMorgan Chase & Co.

($mm)
3Q07 Margin $1,565
Deposits
Account Growth $93
Avg. Account Balance (58)
Migration / Spreads 155
Subtotal – Deposits $190
Lending/Other
$1
Total Variance $191

3Q08 Margin $1,756
Retail Banking: managing through the cycle
2
Balance Sheet mix and margin
Mix has remained fairly consistent
3Q07 thru 3Q08
Product spreads have increased
through the cycle as the Fed has
reduced rates
Objective to maximize Net Interest
Margin through disciplined pricing and
new product introduction
Highlights
3.06%
2.67%
2.64%
2.88%
2.75%
2.73%
0
50
100
150
200
250
300
2Q07 3Q07 4Q07 1Q08 2Q08 3Q08
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
Checking Savings
Time Loan Balances
FF Avg.      5.25%     5.18%    4.53% 3.20% 2.08% 2.00%

2003 2004 2005 2006 2007
Thru Sep
2008 Total
Metro NY - 13 51 22 28 11 125
Chicago 20 54 25 15 21 7 142
Arizona 7 10 19 11 15 9 71
Texas 17 30 26 22 35 15 145
Michigan 2 3 10 35 10 6 66
Colorado 5 2 6 12 9 4 38
Other 8 12 9 8 9 4 50
Total 59 124 146 125 127 56 637
Retail Banking new builds
New branches
2008 Estimate of 100 – 125
Focused on expansion in major footprint markets
Highlights

CAGR 34%

CAGR 22%

CAGR 16%

BRANCH BANKING UPDATE

JPMorgan Chase & Co.

$9
$11
$14
$14
3Q05 YTD 3Q06 YTD 3Q07 YTD 3Q08 YTD
486
889
1,068
1,158
3Q05 YTD 3Q06 YTD 3Q07 YTD 3Q08 YTD
$5
$6
$8
$9
3Q05 YTD 3Q06 YTD 3Q07 YTD 3Q08 YTD
Credit card sales up 6%
Investment sales up 1%
Credit Cards (# units in 000s)
Highlights (3Q08 vs. 3Q07)
Investment Sales ($B)
Mortgage Sales ($B)
Deepening growth in branch cross-sell

Jan 2006 Jan 2007 Aug 2008
Total Households 8,829,843 9,232,883 10,631,487
Checking Households 81% 82% 85%
with Credit Card 48% 53% 54%
with Online Banking 42% 54% 65%
with Online Billpay 14% 25% 34%
Developing and deepening customer relationships
Note: Households include only branch-based households (no credit card only or out-of-footprint lending)
Total core retail households
Relationship economics
The value of a product relationship is significantly greater than the value of stand-
alone products
The relationship value is driven by improved retention and greater cross-sell

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BRANCH BANKING UPDATE

JPMorgan Chase & Co.

Chase Mobile
On-demand, real-time account information
Industry-first national launch of account access by
texting in U.S.
Rapid Cash
Free funds transfer to Mexico for Chase checking
customers
Deposit-Friendly ATMs
$290mm investment in ATM deposit automation to
allow 24/7 deposit access
Expect to have 45% of full function ATMs to be web-
enabled by end of 2008
Debit Rewards
Leisure with United & Continental
Chase Picks Up the Tab
Access Checking
Checking with safeguards for consumers who don’t
qualify for other checking products
ATM Offers
Instant checking offers on receipts for non-checking
customers & prospects
Debit upgrade offers
Pre-approved credit cards
Innovation
Innovate to serve customers

SM
SM

Agenda Page Washington Mutual update Branch banking update Home lending credit and performance RFS financial results 22 1 3 14 22

Key terms of acquisition of Washington Mutual’s banks
from FDIC acting as receiver
Transaction: JPMorgan Chase acquired:
Substantially all of the assets of Washington Mutual’s banks
All of the deposits and certain liabilities of Washington Mutual’s banks
Transaction did not include:
Assets and liabilities of Washington Mutual Inc. (Holding Company)
Unsecured senior debt, subordinated debt and preferred of Washington Mutual’s banks
Consideration: $1.9 billion cash paid to FDIC

Strategic Fit
Greatly enhances retail banking platform in attractive markets
Combined deposits of $911 billion and 5,410 branches at close¹
Expanding into attractive new markets (CA + FL)
Increases market share in existing largest fast-growing markets (NY, TX, IL, AZ, CO, UT)
Financially Compelling
Accretive immediately. Net income impact of approximately $0.50 per share in 2009, largely in
RFS – pro rata amount expected to impact 4Q08 results
Asset write-downs reduce risk to volatility in future earnings
Allows significant margin for error
Opportunity to grow revenue and realize significant cost savings
Ability to bring expanded Chase products and services to WaMu branches
Drive efficiencies in branch network and back office
JPMorgan Chase maintains strong capital and liquidity positions
Retail deposits add to stable funding base
Ability to execute
Proven capabilities with success in Bank One/Chase and Bank of New York transactions
Little overlap with Bear Stearns integration
WaMu provides unique opportunity to expand retail banking franchise and generate attractive returns for JPMorgan Chase shareholders
1
Source: SNL Financial; branch data as of September 18, 2008; deposit data as of June 30, 2008

Leader in retail banking and deposit gathering
Branches Deposits ($B)
Source: 3Q08 Press Releases. JPMorgan Chase branch count from 9/30/08 reporting. Pro forma Wells Fargo branches from the 10/3/08 Wells Fargo Investor Presentation
Note: Branch count represents Retail branches only, excluding PCS
Rank Institution Branches (#)
1 Pro forma Wells Fargo 6,675
2 Bank of America 6,139
3 JPMorgan Chase 5,423
4 Pro forma PNC 2,576
5 U.S. Bancorp 2,556
Rank Institution Deposits ($B)
1 JPMorgan Chase $970
2 Bank of America 874
3 Citi 780
4 Pro forma Wells Fargo 772
5 Pro forma PNC 181

Creates broader branch network
Source: 9/30/08 reporting
Note: Branch count represents Retail branches only, excluding PCS
Branch map
Total JPMorgan Chase–WaMu combined branches — 5,423
Chase branches — 3,179
WaMu branches — 2,244
Branch overlap
New markets

Adds branch presence in new markets
# of branches
Source: 9/30/08 reporting
Note: Branch count represents Retail branches only, excluding PCS
State Combined JPMorgan Chase Washington Mutual
New York 873 629 244
Texas 732 474 258
California 709 - 709
Illinois 461 344 117
Arizona 307 242 65
Michigan 300 300 -
Ohio 282 282 -
Florida 270 8 262
New Jersey 252 165 87
Indiana 193 193 -
Washington 189 - 189
Louisiana 160 160 -
Colorado 131 91 40
Oregon 105 - 105
Wisconsin 83 83 -
Other 376 208 168
Total 5,423 3,179 2,244

$68.6
$29.3
$22.4
$14.4
$13.8
$12.4
$7.0
$16.5
$77.3
$9.7
$12.1
$12.4
$0.5
$3.4
$1.5
$1.3
New  York California Texas Illinois Arizona Michigan Florida Washington Ohio New Jersey
JPMorgan Chase Washington Mutual
Adjusted deposits in 10 key states ($B)
Source: SNL Financial
Note: Deposit data as of June 30, 2008; excludes deposits greater than $500mm in a single branch
¹ 2008-2013 projected demographic data
Combined retail franchise has leading market share in key states
1 3 2 1 2 2 5 2 5 6
19.7% 11.2% 11.4% 8.8% 21.1% 9.1% 3.7% 11.8% 6.9% 5.2%
1.6% 6.8% 11.3% 4.0% 17.5% 2.0% 11.6% 8.0% 1.5% 2.9%
Pop. growth (%)¹
Market share
Rank
$85.1
$77.3
$39.0
$24.0
$15.6
$13.8
$12.6
$12.4
$12.4
$10.4

Source: SNL Financial; FDIC data as of June 30, 2008, with $1B branch exclusion
Deposit Growth and CAGR: Claritas 2007, based on CBSA Deposits
Top 3 ranking in the country’s largest MSAs
Select MSAs by deposits ($mm)
MSA
Deposits in
market
Combined
Market Share
Combined Rank
Deposit growth
‘07-‘12
CAGR
‘07-‘12 (%)
New York, NY $441,222 19.7% 1 $36,209  2.1%
Los Angeles, CA $249,907 13.6% 3 $28,970  2.9%
Chicago, IL $191,064 12.3% 1 $19,377  2.6%
Miami, FL $117,696 7.7% 3 $14,046  3.2%
San Francisco, CA $103,562 11.4% 3 $11,803  2.4%
Dallas-Fort Worth, TX $78,697 17.0% 1 $15,215  4.1%
Houston, TX $74,599 20.3% 1 $13,889  3.9%
Detroit, MI $60,220 14.7% 3 $5,685  2.1%
Seattle, WA $51,112 16.0% 2 $7,442  3.2%
San Diego, CA $44,868 16.7% 3 $7,076  3.5%
Phoenix, AZ $41,783 23.2% 2 $11,845  4.9%
San Jose, CA $42,917 12.0% 3 $4,263  2.1%

Footprint covers 46% of expected population growth — up from 18%
Source: Branch data from 9/30/08 reporting. Claritas demographic data and projections
Note: Demographic data and projections as of 2007
Combined JPMorgan Chase Washington Mutual
Network Comparisons
U.S. Households 42.3% 25.0% 30.3%
Hispanic Households 67.9% 33.9% 58.3%
Average Income $72,332 $71,595 $74,747
Businesses 45.6% 26.5% 33.0%
Total # of Branches 5,423 3,179 2,244
Population Growth (2007-12)
U.S. Population (millions) 129.9 75.0 94.1
5 Year Growth 4.9% 3.3% 5.6%
% of Population Growth 46.2% 18.0% 37.9%
5 Year Hispanic Growth 19.3% 18.3% 18.8%
% of Hispanic Growth 63.4% 29.9% 52.8%

Transaction further strengthens the entire franchise
1
Source: IMF
2
Source: Company estimate. Includes JPM, WM, and EMC
Note: Data as of 6/30/2008, except for Credit cards, which is as
31
Rank Size and metrics
Retail Banking #2
14,300 ATMs
24.5mm checking accounts
Credit cards #1
$187B outstanding
Mortgage #3
$
Commercial Banking
$113B loans
$106B liabilities
1 2
1,500B total mortgage loans serviced
of 9/30/2008

Integration plan: invest to improve franchise, realize
efficiencies and reduce risk
Integrate branch system
Close fewer than 10% of combined branches
Optimize staffing in the branches
Convert Washington Mutual branches to Chase’s platform
Bring best sales and business practices to each
Leverage Washington Mutual branch footprint for growth
Introduce enhanced product offerings
Build out Business Banking (for small business clients)
Build out Middle Market
Benefits Private Bank and Private Client Services
Consumer lending
Run-off existing home lending and sub-prime credit card
portfolios
Exit all non-bank branch retail lending
Future originations to Chase standards
Integrate mortgage servicing
Integration plan generates top and bottom line growth
Current View the Same
Cautious

Revenue growth: credit card and investment sales
Branch network provides opportunity to cross-sell more products, particularly credit card and investment sales:
Credit card
— In 2007, Chase produced 2x the per branch credit card production of WaMu
— Achieving this productivity from WaMu branches would generate an additional 500,000 credit cards sold annually through the branches
Investment sales
— Chase’s % of retail bank households that have an investment product is 2x greater than
WaMu
— Chase’s Financial Advisors produce on average 60% more investment sales per year
— Achieving Chase investment sales productivity and increasing number of Financial Advisors could lead to an additional $8-10B in sales annually through the branches
WaMu Chase
Credit card sales per branch per month - 2007
2x higher
WaMu Chase
Investment sales per branch per month - 2007
3x higher

2005 BNY 1H08
2005 BNY 1H08
Note: 1H07 and 1H08 are averages of 1Q and 2Q
¹
Based on average of comparable deposit size Chase branches in NY, NJ and CT
Chase has a solid track record in enhancing branch productivity
1.0x
1.0x
1.4x higher
20.0x higher
Bank of New York branches - credit cards¹ Bank of New York branches - investment sales¹
Chase successfully increased branch productivity for credit card and investment sales after the Bank of New York branch acquisition

Branches in new markets create opportunity for Business and
Commercial Banking
Business Banking
Significant opportunity to expand Business Banking as Washington Mutual had limited market penetration
Chase has 5x Washington Mutual’s average Business Banking checking balances
Chase has 40% more fee income per customer
Plans include expanded product offering and build out of business bankers/relationship managers
Commercial Banking
Retail branch presence provides the basis for a strong middle market franchise
Washington Mutual’s retail presence in select attractive markets combined with Chase’s proven leadership provides significant opportunity to enhance Chase’s Middle Market business
Over 5,000 Middle Market companies for Chase to pursue as customers in Los Angeles, San
Diego, San Francisco, Seattle, and Portland
Incremental capabilities from Washington Mutual’s multi-family lending business, a niche product offering with a good risk profile
Ability to offer Treasury Services products to new customer base

Integration update — on track
People
Senior management decisions within first 5 days
Management teams announced across all staff and businesses
On track for full people decisions by December 1
Branches
Conversion timeline to be complete by December 1
All major systems converted by end of 2009 – if not sooner
Business
Deposit outflow reversed in first 5 days
Foreclosure prevention effort announced

st
st

Allowance to loan losses coverage ratios
Rough estimates—illustrative example of WaMu impact on coverage ratios

JPMorgan Chase (excl. WaMu) Washington Mutual JPMorgan Chase Consolidated

  As of 3Q08 As of 3Q08 As of 3Q08
  Loan
Balances¹
LLR
LLR/
Loans
Loan
Balances²
LLR
LLR/
Loans
Loan
Balances  LLR
LLR/
Loans
Home Lending:
  Home Equity  $94,587       $22,217 $556 2.50%   $116,804
  Prime (incl. Corporate) 46,801       23,442 181 0.77%   70,243
  Subprime  13,437       4,725 216 4.57%   18,162
  Option ARMs —     18,989 390 2.05%   18,989
Total Home Lending $154,825 $4,896 3.16%   $69,373 $1,343 1.94%   $224,198 $6,239 2.78%
(Incl. reserves; excl. WaMu marked loans)

($mm)
1
Loan balances exclude held-for-sale loans
2
These are net balances which are approximate as of 10/15/08 and subject to change
Note: Consumer businesses reflect EOP balances
Estimated WaMu marked portfolio (net)
$78²
Fair value marks  $30
% of total marked loans  27.7%
WaMu home lending marked loans ($B)
Loans excluded from LLR/Loans

Anticipated cost savings and merger costs
Cost savings
Projected cost savings of approximately $1.5 billion, or approximately 15%-20% of
Washington Mutual’s non-interest expense base, net of significant investments in the business
Majority of branch combinations to be completed by end of 2010
Merger costs
Estimated initial transaction-related costs of approximately $1.5 billion pre-tax
Severance
Technology and systems
Real estate and facilities
Additional merger costs of approximately $500 million (after-tax), with approximately $100 million (after-tax) of expense recognized in 4Q08 and the remainder incurred through 2011

Summary / Outlook
Washington Mutual integration underway
A great strategic fit and a unique opportunity to expand retail banking franchise
Cautious about economic environment and braced for increasing loan losses going forward
Opportunity to gain share

Forward-looking statements and additional information
Forward-looking statements
This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties.  Actual results may differ from those set forth in the forward-
looking statements.  Factors that could cause JPMorgan Chase’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan
Chase’s current report on Form 8-K dated September 26, 2008, its Quarterly Reports on Form
10-Q for the quarters ended March 31, 2008 and June 30, 2008, and its Annual Report on
Form 10-K for the year ended December 31, 2007, each of which has been filed with the
Securities and Exchange Commission and available on JPMorgan Chase’s website
(www.jpmorganchase.com) and on the Securities and Exchange Commission’s website
(www.sec.gov). JPMorgan Chase does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.
Additional information
The figures reflected in this presentation refer to heritage-JPMorgan Chase figures only, except where specifically noted as being pro forma combined for the Washington Mutual transaction
40